UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material Under to §240.14a-12

Angel Oak Financial Strategies Income Term Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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August 25, 2025

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
(404) 953-4900

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 26, 2025

Dear Shareholder:

At a Special Meeting of Shareholders (the “Meeting”), you will be asked to consider important matters relating to Angel Oak Financial Strategies Income Term Trust (the “Fund”).

At the meeting, you will be asked to approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Fund and its investment adviser, Angel Oak Capital Advisors, LLC (the “Adviser”), in connection with a recent announcement by Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent of the Adviser, and Brookfield Asset Management Ltd. (“Brookfield”) of a transaction whereby Brookfield will acquire a majority of Angel Oak Companies, LP (the “Transaction”) (“Proposal 1”).  The closing of the Transaction is expected to be completed by September 30, 2025. The Transaction will not result in material changes to the day-to-day management and operations of the Fund or any increase in fees. However, for legal reasons, the Transaction would terminate the Fund’s current investment advisory agreement (the “Current Investment Advisory Agreement”) with the Adviser unless you approve the New Investment Advisory Agreement, which is substantially identical to the Current Investment Advisory Agreement. Accordingly, we are requesting that you vote to approve the New Investment Advisory Agreement to take the place of the Current Investment Advisory Agreement, so that the Adviser may continue to manage the Fund after the Transaction. You will also be asked to approve any adjournments of the Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Meeting to approve the New Investment Advisory Agreement or establish a quorum (“Proposal 2”).

The Meeting has been scheduled for September 26, 2025, to vote on these matters. If you are a shareholder of record of the Fund as of the close of business on August 20, 2025, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own Fund shares.

The Board of Trustees of the Fund (the “Board of Trustees”) recommends that you vote “FOR” Proposal 1 at the Meeting, the New Investment Advisory Agreement, and vote “FOR” Proposal 2 at the Meeting, the adjournment of the Meeting for the purpose of soliciting additional proxies.

The enclosed materials explain each of the proposals in more detail, and you are encouraged to review them carefully. Although you are welcome to attend the Meeting in person, most shareholders find it more convenient to vote their shares by proxy. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may vote using one of the methods below by following the instructions on your WHITE proxy card:

•By touch-tone telephone;

•By internet;

•By returning the enclosed WHITE proxy card in the postage-paid envelope; or

•In person at the Meeting.

To avoid unnecessary expenses, please respond promptly. Please carefully read the full text of the enclosed proxy statement and vote by mail, on the Internet, by phone or in person.

If you do not vote using one of these methods, you may be contacted by EQ Fund Solutions, LLC, the Fund’s proxy solicitor, to vote your shares over the phone. Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than 11:59 p.m. Eastern Time on September 25, 2025. A WHITE proxy card accompanies the proxy statement. If you have any questions before you vote, please call EQ Fund Solutions, LLC toll-free at (800) 581-3783.

We appreciate your participation and prompt response to this matter and thank you for your continued support.

Sincerely,

/s/ Adam Langley
Adam Langley
President, Angel Oak Financial Strategies Income Term Trust

QUESTIONS AND ANSWERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For MORE DETAILED INFORMATION, PLEASE reference the enclosed proxy statement to shareholders (“Proxy Statement”).

Q.Why am I receiving this Proxy Statement?

A.You are receiving these proxy materials — a booklet that includes the Proxy Statement and your WHITE proxy card — because you have the right to vote on important matters concerning Angel Oak Financial Strategies Income Term Trust (the “Fund”).

The Special Meeting of Shareholders (the “Meeting”) relates to actions that need to be taken in light of a transaction (the “Transaction”) involving Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent of Angel Oak Capital Advisors, LLC, the investment adviser of the Fund (the “Adviser”). In particular, Angel Oak Companies, LP and Brookfield Asset Management Ltd. (“Brookfield”) have announced that Brookfield will acquire a majority of Angel Oak Companies, LP. The Transaction is expected to be completed by September 30, 2025. However, the closing of the Transaction is subject to certain conditions, and there can be no assurance that the Transaction will be completed as planned, or that the necessary conditions will be satisfied. The Transaction will not result in material changes to the day-to-day management and operations of the Fund or any increase in fees. For example, the portfolio managers of the Fund will remain the same and your daily experience in dealing with the Fund will remain unchanged. However, for legal reasons, the Transaction would terminate the Fund’s current investment advisory agreement with the Adviser (the “Current Investment Advisory Agreement”) unless you approve a new substantially identical agreement (the “New Investment Advisory Agreement”) (“Proposal 1”).

If the Transaction is not completed, the Current Investment Advisory Agreement will not terminate and will remain in effect. The Current Investment Advisory Agreement will only terminate if the Transaction is completed. The New Investment Advisory Agreement will take effect only after the Transaction is completed and after it is approved by the shareholders of the Fund. If the Transaction is completed but shareholders of the Fund have not approved the New Investment Advisory Agreement, the Adviser will continue to manage the Fund pursuant to an interim investment advisory agreement, which has been approved by the Board of Trustees and which is identical to the Current Investment Advisory Agreement, for a maximum of 150 days.

You are also being asked to approve the adjournment of the Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Meeting to approve or establish a quorum (“Proposal 2”).

Q.Why am I receiving this proxy statement when these proposals were solicited for the Fund’s Annual Meeting of Shareholders on June 26, 2025?

A.During the Annual Meeting, the Fund, its trustees and Angel Oak management received from the shareholders strong support for the New Investment Advisory Agreement, receiving in excess of 63.5% of the votes cast at the Annual Meeting and 30.5% of the votes of all the shares entitled to vote on the proposal. About 65.4% of the shares entitled to vote on the proposal voted on the proposal overall. A “vote of a majority of the outstanding voting securities” of the Fund was required to approve the New Investment Advisory Agreement. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. The New Investment Advisory Agreement did not receive enough votes to surpass the required vote threshold (i.e., the Fund received 63.5% of the votes cast at the Annual Meeting, which is short of the 67% required). This was due to a technicality caused by a dissident who ran a proxy contest. In particular, the dissident shareholder solicited only those Fund shareholders holding 5,000 or more shares. Because of this solicitation approach, brokers were able to cast votes on the discretionary matters at the meeting only for Fund shareholders holding fewer than 5,000 shares. The discretionary matters did not include the proposal to approve the New Investment Advisory Agreement, resulting in the shares being considered present at the Annual Meeting, which had the same effect as voting against the proposal to approve the New Investment Advisory Agreement.

Q.Why am I being asked to vote on Proposal 1 at the Meeting?

A.The 1940 Act, the law that regulates registered management investment companies (“funds”), including the Fund, provides that a fund’s investment advisory agreement terminates whenever there is an “assignment” of the agreement caused by a “change in control” of an investment adviser. The change in the ownership structure of the Adviser contemplated by the Transaction would constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser and, thus, an “assignment” of the

Current Investment Advisory Agreement. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage a fund’s investments. For that reason, we are seeking shareholder approval of the New Investment Advisory Agreement.

Upon completion of the Transaction, Brookfield will become a majority owner of the Adviser. However, the Transaction will not result in material changes to the day-to-day management and operations of the Fund or any increase in fees. The personnel, officers and managers of the Adviser are expected to remain the same. However, as part of the Transaction, beginning in 2027, Brookfield will have a right to acquire additional beneficial ownership in Angel Oak Companies, LP, which over time could result in Brookfield taking control of the board of directors of Angel Oak Companies, LP.

The Board of Trustees has considered the Transaction and voted in favor of the New Investment Advisory Agreement, pursuant to which, subject to its approval by the Fund’s shareholders, the Adviser will continue to serve as investment adviser to the Fund after the completion of the Transaction. The fees charged by the Adviser for its services to the Fund under the New Investment Advisory Agreement will be the same as its fees under the Current Investment Advisory Agreement. The other terms of the New Investment Advisory Agreement will also be the same in all material respects to those of the Current Investment Advisory Agreement. The terms of the New Investment Advisory Agreement are identical to those of the new investment advisory agreement on which you voted at the Annual Meeting.

Q.Why am I being asked to vote on Proposal 2 at the Meeting?

A.Because shareholders of the Fund may take longer than expected to submit their votes, the Fund could find that at the date of the Meeting, a quorum is present, yet there are not sufficient votes to approve Proposal 1. In this scenario, the Board of Trustees believes that it would be prudent to adjourn the Meeting to allow more time to solicit votes to more fully reflect the collective will of the shareholders of the Fund.

Q.How will the proposed Transaction affect me?

A.The operations of the Adviser, the fees payable to the Adviser and the persons responsible for the day-to-day investment management of the Fund will remain unchanged. The Board of Trustees has been assured that there will be no reduction in the nature or quality of the investment advisory services provided to the Fund due to the Transaction.

Q.Will there be any changes to the Fund’s other key service providers?

A.No, the Transaction would not affect the control of the Fund’s other key service providers.

Q.Will my Fund’s fees for investment advisory services increase?

A.No. The fee rate under the New Investment Advisory Agreement is identical to the rate under the Current Investment Advisory Agreement. Services also will remain the same.

Q.I own shares of other funds in the Angel Oak fund complex and received similar solicitation materials regarding those Funds. Am I also being asked to approve the proposals contained in this Proxy Statement?

A.Yes. You are being asked to approve the proposals contained in this Proxy Statement, in addition to any other proposals contained in other proxy statements that you may receive for funds in the Angel Oak fund complex.

Q.Who is asking for my vote?

A.The enclosed proxy is being solicited by the Board of Trustees for use at the Special Meeting of Shareholders to be held on September 26, 2025 (the “Meeting”), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting.

Q.How does the Board of Trustees suggest that I vote?

A.After careful consideration, the Board of Trustees unanimously recommends that you vote “FOR” all of the proposals contained in the Proxy Statement. Please see the section entitled “Board Recommendation” with respect to each proposal for a discussion of the Board of Trustees’ considerations in making such recommendations.

Q.What vote is required to approve the proposals?

A.For Proposal 1, the New Investment Advisory Agreement must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

For Proposal 2, any adjournment must be approved by the vote of a majority of the shares represented at the Meeting, either in person or by proxy.

Q.Will my vote make a difference?

A.Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed WHITE proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.If I am a small investor, why should I bother to vote?

A.You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the New Investment Advisory Agreement and generate unnecessary costs.

Q.How do I place my vote?

A.You may provide the Fund with your vote by mail with the enclosed WHITE proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your WHITE proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Fund’s proxy solicitation agent at the telephone number below.

Q.Whom do I call if I have questions?

A.We will be happy to answer your questions about this proxy solicitation. If you have any questions, please call EQ Fund Solutions, LLC toll-free at (800) 581-3783.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED WHITE PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
(404) 953-4900

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON September 26, 2025

Dear Shareholder:

Notice is hereby given that a Special Meeting of shareholders (with any postponements or adjournments, the “Meeting”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”), a closed-end management investment company organized as a Delaware statutory trust, is scheduled to be held on September 26, 2025, beginning at 10:00 a.m. Eastern Time, at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”), 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, for the following purposes:

1.To approve a New Investment Advisory Agreement between the Fund and the Adviser;

2.To approve any adjournments of the Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Meeting to approve Proposal 1 or establish a quorum; and

3.To transact such other business as may properly come before the Meeting.

Shareholders of record as of the close of business on August 20, 2025, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. Record Date shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of August 20, 2025, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is limited. Shareholders without proof of ownership and identification will not be admitted. If you want to vote in person you will need to obtain a legal proxy from your bank or broker-dealer.

Whether or not you are planning to attend the Meeting, please vote prior to 11:59 p.m. Eastern Time on September 25, 2025. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares in person at the Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. You may revoke your proxy by (1) giving written notice of the revocation to the Fund at c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, stating that the proxy is revoked; (2) a subsequent proxy executed by such shareholder; or (3) attending the Meeting and voting in person. Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting. If you have any questions before you vote, please call toll-free (800) 581-3783.

By Order of the Board of Trustees,

/s/ Adam Langley
Adam Langley
President, Angel Oak Financial Strategies Income Term Trust
August 25, 2025

PLEASE VOTE USING THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED WHITE PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON September 26, 2025

This Proxy Statement is available online at https://vote.proxyonline.com/angeloak/docs/fins2025.pdf. In addition, shareholders can find important information about the Fund in the Fund’s annual report, dated April 9, 2025, and financial statements filed on Form N-CSR for the fiscal year ended January 31, 2025, and in any recent semi-annual report and semi-annual financial statements filed on Form N-CSR succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to the Fund, by calling the telephone number shown on the front page of this Proxy Statement or at www.angeloakcapital.com.

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
(404) 953-4900

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 26, 2025

Meeting Information.  The Board of Trustees (the “Board of Trustees”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”) is soliciting your proxy to be voted at the special meeting of shareholders to be held on Friday, September 26, 2025, at 10:00 a.m. Eastern Time, at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”) located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326 (with any postponements or adjournments, the “Meeting”).

General Voting Information.  Each shareholder may cast one vote at the Meeting for each full share, and a proportional fractional vote for each fractional share, of the Fund that they owned of record on August 20, 2025 (the “Record Date”). On the Record Date, 33,416,851 shares were issued and outstanding. Appendix A lists the shareholders who owned 5% or more of the outstanding shares of the Fund on the Record Date. It is expected that this Proxy Statement and the accompanying WHITE proxy card (“WHITE Proxy Card”) will be first mailed to shareholders on or about August 27, 2025.

You may provide proxy instructions by completing, signing and returning the enclosed WHITE Proxy Card by mail in the enclosed envelope. The persons designated on the WHITE Proxy Card as proxies will vote your shares as you instruct on the WHITE Proxy Card. If you return a signed WHITE Proxy Card without any voting instructions, your shares will be voted “FOR” the proposal at the Meeting in accordance with the recommendation of the Board of Trustees. The persons designated on the WHITE Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting.

Record Date shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of August 20, 2025, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is limited. Shareholders without proof of ownership and identification will not be admitted. If you want to vote in person you will need to obtain a legal proxy from your bank or broker-dealer.

If you sign and return the WHITE Proxy Card, you may still attend the Meeting to vote your shares in person. You may revoke your proxy by (1) giving written notice before the Meeting of the revocation to the Fund stating that the proxy is revoked; (2) executing a subsequent proxy; or (3) attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. Shareholders do not have dissenters’ rights of appraisal with respect to any of the matters to be voted on by the shareholders at the Meeting.

This proxy solicitation is being made primarily by mail but may also be made by employees of Angel Oak and its affiliates, Destra Capital Advisors LLC, which provides investor support services to the Fund, as well as dealers or their representatives in person or by mail, telephone, electronic mail, facsimile or oral communication.

The presence in person or by proxy of holders of thirty-three and one-third percent (33⅓%) of the Fund’s shares entitled to vote at the Meeting shall constitute a quorum with respect to the Meeting. The Meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy. Notice of adjournment of the Meeting to another time or place need not be given if such time and place are announced at the meeting at which adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting.

Abstentions and Broker Non-Votes.  Broker non-votes arise when shares are held in street name and the broker does not receive voting instructions from the beneficial owner. However, because the Proposals are considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the Proposals.

Fund Reports. Copies of the Fund’s most recent annual report and semi-annual report are available upon request, at no charge, by writing to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, by calling (855) 862-6092, or by visiting the Fund’s website at www.angeloakcapital.com/fins.

PROPOSAL 1—TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVISER

Overview of Proposal 1

Proposal 1 relates to actions that need to be taken in light of a transaction (the “Transaction”) involving Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent of the Adviser. In particular, Angel Oak Companies, LP and Brookfield Asset Management Ltd. (“Brookfield”) have announced that Brookfield will acquire a majority of Angel Oak Companies, LP. The Transaction would result in the current beneficial owners of Angel Oak Companies, LP selling approximately 51% of the outstanding beneficial ownership of Angel Oak Companies, LP, and indirectly the Adviser, to Brookfield at closing. Appendix B to this Proxy Statement reflects the names and addresses of all parents of the Adviser and the basis of control of the Adviser and each parent by its immediate parent before and after the closing of the Transaction. The Transaction is expected to be completed by September 30, 2025. However, the closing of the Transaction is subject to certain conditions, and there can be no assurance that the Transaction will be completed as planned, or that the necessary conditions will be satisfied.

The Transaction will not result in material changes to the day-to-day management and operations of the Fund or any increase in fees. For example, the portfolio managers of the Fund will remain the same and your daily experience in dealing with the Fund will remain unchanged. However, as part of the Transaction, beginning in 2027, Brookfield will have a right to acquire additional beneficial ownership in Angel Oak Companies, LP, which over time could result in Brookfield taking control of the board of directors of Angel Oak Companies, LP.

Upon closing, the Adviser will join Brookfield’s $321 billion global credit platform, further aligning Brookfield’s strategy of partnering with best-in-class credit managers alongside its private credit investment capabilities. While the Adviser will continue to operate independently under its existing leadership and investment processes, Brookfield’s scale and financial strength are expected to enhance the Adviser’s resources and, in turn, deliver incremental benefits to shareholders through improved market access, balance-sheet support, and expanded distribution.

The Investment Company Act of 1940, as amended (the “1940 Act”), the law that regulates registered management investment companies (“funds”), including the Fund, provides that a fund’s investment advisory agreement terminates whenever there is a “change in control” of an investment adviser. The change in the ownership structure of the Adviser contemplated by the Transaction would constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser and, thus, an “assignment,” which would terminate the Fund’s current investment advisory agreement with the Adviser (the “Current Investment Advisory Agreement”). Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage a fund’s investments.

For that reason, you are being asked to approve a new investment advisory agreement between the Fund and Adviser (the “New Investment Advisory Agreement”). The fees charged by the Adviser for its services to the Fund under the New Investment Advisory Agreement will be the same as its fees under the Current Investment Advisory Agreement. The other terms of the New Investment Advisory Agreement will also be the same in all material respects to those of the Current Investment Advisory Agreement.

The Board of Trustees has considered the Transaction and voted in favor of the New Investment Advisory Agreement, pursuant to which, subject to its approval by the Fund’s shareholders, the Adviser will continue to serve as investment adviser to the Fund after the completion of the Transaction.

Due to the potential challenges associated with reaching the required voting threshold for shareholder approval of an investment advisory agreement, the Board of Trustees, at its June 23, 2025 meeting, approved an interim investment advisory agreement between the Fund and the Adviser (the “Interim Advisory Agreement”) pursuant to Rule 15a-4 under the 1940 Act, which would permit the Adviser to continue providing services to the Fund for a period of up to 150 days following the date on which the Transaction closes. By approving the Interim Advisory Agreement, if the New Investment Advisory Agreement is not approved by shareholders, Brookfield and the Adviser can complete the Transaction and the Adviser can continue to manage the Fund for 150 days following the closing of the Transaction, during which time the Fund can either continue soliciting shareholders to approve the New Investment Advisory Agreement at the Meeting or the Board of Trustees can set a new record date and call a new meeting of shareholders to consider the approval of a new investment advisory agreement.

The Interim Advisory Agreement is identical to the Current Investment Advisory Agreement (except for the effective date, termination date and certain other provisions required pursuant to Rule 15a-4), including with respect to fees payable to the Adviser. Pursuant to the Interim Advisory Agreement, and as required by Rule 15a-4, compensation earned under such agreement will be held in an interest-bearing escrow account with the Fund’s custodian or a bank. If a majority of the Fund’s outstanding voting securities approve the New Investment Advisory Agreement with the Adviser by the end of the 150-day period, the escrowed amount (including interest earned) will be paid to the Adviser. If the New Investment Advisory Agreement is not approved, the Adviser will be paid from the escrow account, the lesser of costs incurred in performing its duties under the contract (plus interest earned on that amount while in escrow) or the total amount in the escrow account (plus interest earned).

The Current Investment Advisory Agreement will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Adviser, the Current Investment Advisory Agreement will terminate. If for any reason the Transaction does not occur, the Current Investment Advisory Agreement will not terminate and will remain in effect, the Interim Advisory Agreement will not take effect, and the New Investment Advisory Agreement will not be entered into, even if it has been approved by Fund shareholders.

Material Terms of the New Investment Advisory Agreement

The terms of the New Investment Advisory Agreement are identical to those of the Current Investment Advisory Agreement, except with respect to the date of execution and that the New Investment Advisory Agreement will begin with an initial two-year term, effective as of the closing of the Transaction. Consequently, upon shareholder approval, the Adviser will continue to render substantially the same services to the Fund under the New Investment Advisory Agreement that it currently renders to the Fund under the Current Investment Advisory Agreement.

The following summarizes the New Investment Advisory Agreement. For all of the terms of the New Investment Advisory Agreement, please see the form of the New Investment Advisory Agreement, which is attached in Appendix C.

Duties of the Adviser. Under the Current Investment Advisory Agreement and the New Investment Advisory Agreement (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”), the Adviser acts as investment adviser to the Fund and supervises investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s governing documents, including, without limitation, the Fund’s Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. It is authorized to retain sub-advisers (the “Sub-Advisers”) to render portfolio management services to the Fund pursuant to Investment Sub-Advisory Agreements between the Adviser and each Sub-Adviser. The Adviser has responsibility to manage and oversee delegated sub-advisory services to be rendered by the Sub-Advisers to the Fund. The Adviser is responsible for: (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund; (ii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser; (iv) the fees of any Sub-Advisers; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees).

Limitation of Liability. Under each Advisory Agreement, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering its services or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. However, the Adviser is not protected for losses arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties in rendering its services under the Advisory Agreements. The Adviser shall also be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies

Term and Continuance. Each Advisory Agreement remains in effect for a period of two (2) years from the date of effectiveness. Thereafter, consistent with the applicable provision of the 1940 Act, if not terminated, each Advisory Agreement continues in effect for additional periods not exceeding one year so long as such continuation is approved at least annually by: (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

Each Advisory Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Fund. Each Advisory Agreement will terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act).

Board Considerations in Approving the New Investment Advisory Agreement

Pursuant to Section 15 of the 1940 Act, at a Special Meeting of the Board of Trustees held on April 23, 2025 (the “Special Board Meeting”), at which a majority of the members of the Board of Trustees (the “Trustees”), including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust and who are non-interested persons of any party to the New Investment Advisory Agreement (the “Independent Trustees”), were present, the Trustees considered and voted in favor of the New Investment Advisory Agreement, pursuant to which, subject to approval by the Fund’s shareholders, as applicable, the Adviser will continue to serve as investment adviser to the Fund after the completion of the Transaction.

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board of Trustees to request and evaluate such information as the Board of Trustees determines is necessary to allow it to properly consider the approval of the New Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to approve the New Investment Advisory Agreement between the Adviser and the Fund, the Board of Trustees requested, and the Adviser and Brookfield provided, information and data relevant to the Board of Trustees’ consideration. This included materials prepared by the Adviser, Brookfield and an independent third-party data provider (the “Outside Data Provider”) that provided the Board of Trustees with information regarding the fees and expenses of the Fund, as compared to other similar closed-end funds. The Board of Trustees also considered responses to Trustees’ questions at the Special Board Meeting.

With respect to the Transaction, the Board of Trustees reviewed materials received from the Adviser and Brookfield, including information relating to the reasons for the Transaction and other information relating to Brookfield’s plans with respect to its majority ownership in the Adviser. The Board of Trustees also reviewed information regarding Brookfield, including, but not limited to: (a) information regarding the new proposed ownership structure and any possible effect on shareholders; (b) the culture of Brookfield and its alignment with that of the Adviser; (c) the potential distribution arrangements that Brookfield may offer the Adviser and the Fund, particularly with institutional investors; (d) information regarding other similar transactions in which Brookfield has engaged; and (e) potential synergies and collaboration between the Adviser and Brookfield following the completion of the Transaction..

Following their review and consideration, the Trustees determined that the New Investment Advisory Agreement with respect to the Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously approved the New Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the New Investment Advisory Agreement. The Trustees also carefully considered the profitability data and comparative fee and expense information prepared by the Adviser. In considering the New Investment Advisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. Before voting on the New Investment Advisory Agreement, the Independent Trustees reviewed the New Investment Advisory Agreement with independent legal counsel to the Independent Trustees and received a memorandum from independent legal counsel to the Independent Trustees discussing the legal standards for their consideration of the New Investment Advisory Agreement. The Trustees also discussed the New Investment Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser or Brookfield were present. The Trustees based their decision on the following considerations, among others, although they did not identify any single specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that the Adviser is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past to the Fund and other registered investment companies advised by the Adviser (the “Angel Oak Funds”), the Adviser’s management capabilities demonstrated with respect to the Fund, the professional qualifications and experience of each of the portfolio managers of the Fund, the Adviser’s investment and management oversight processes, and the competitive investment performance of the Fund. The Board of Trustees noted that there would be no differences between the scope of services required to be provided by the Adviser under the Current Investment Advisory Agreement and the scope of services required to be provided by the Adviser under the New Investment Advisory Agreement. The Board of Trustees noted that the key investment and management personnel of the Adviser servicing the Fund are expected to remain with the Adviser following the Transaction. The Trustees also considered Brookfield’s representations to the Board of Trustees that the Adviser would continue to provide investment and related services that were materially the same quality and quantity as services provided to the Fund in the past, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by the Adviser, the Trustees concluded that, under the New Investment Advisory Agreement, it was expected that the Adviser would continuing to generate a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies.

The investment performance of the Fund. The Trustees concluded on the basis of information derived from independent third-party data that the Adviser had achieved investment performance that was competitive relative to the Fund’s category, as established by the Outside Data Provider (the “Category”), and a smaller peer group of comparable funds (the “Peer Group”) over short- and longer-term trailing periods. In considering the performance of the Fund, the Trustees reviewed reports comparing the Fund’s performance to: (i) a Peer Group of comparable funds; (ii) the Fund’s Category; and (iii) the Fund’s benchmark index.

The Trustees observed that the net asset value (“NAV”) of the Fund’s shares (which commenced operations in May 2019) had ranked in the first quartile of the Peer Group over the one- and three-year periods ended December 31, 2024, in the second quartile over the five-year period ended December 31, 2024, and in the third quartile over the period since the Fund’s inception. They noted that the market price of the Fund’s shares had ranked in the first quartile of the Peer Group over the one- and three-year periods ended December 31, 2024, and in the fourth quartile over the five-year period ended December 31, 2024 and since the Fund’s inception. The Trustees further noted that the NAV of the Fund’s shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index, over the one-, three-, and five-year periods ended December 31, 2024, and for the period since the Fund’s inception.

Based on the representations made by Brookfield at the Special Board Meeting that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board of Trustees concluded that the investment performance of the Adviser was not expected to be affected by the Transaction and the Adviser is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data provided to the Board of Trustees, the Trustees determined that the Fund’s management fee was higher than the median management fees of its peer closed-end funds and that its net expense ratio was higher than the median of its peer closed-end funds. The Board of Trustees noted that the quality of services provided by the Adviser and the relatively strong performance of the Angel Oak Funds demonstrated that the advisory fee still offered an appropriate value for the Fund and its shareholders. In addition, the Trustees noted that the Adviser had agreed to limit the operating expenses of the Fund through September 30, 2027 and had recently agreed to voluntarily waive 0.35% of the management fee paid by the Fund, resulting in a management fee of 1.00%, for six months beginning on June 1, 2025, in connection with the Fund’s offering of transferable subscription rights to acquire common shares that commenced on April 21, 2025.

The Board of Trustees also reviewed the fees that the Adviser charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements, but none with similar investment objectives and strategies as the Fund. The Board of Trustees considered the fee rates charged by the Adviser to manage such funds and accounts. The Board of Trustees took into account the unique management requirements involved in managing a registered investment company as opposed to other types of funds and accounts.

The Board of Trustees also reviewed detailed profitability information and considered the Adviser’s current level of profitability with respect to the Fund and noted that the Adviser’s profitability was acceptable and not excessive and consistent with applicable industry averages and that the Adviser is committed to using its own resources to help improve the services it provides for the benefit of the Fund. The Trustees also noted that the Adviser has provided information regarding its methodology for attributing profitability to the Fund, as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by the Adviser from its own financial resources to help to market and promote the Fund. Accordingly, on the basis of the Board of Trustees’ review of the fees to be charged by the Adviser for investment advisory services, the investment advisory and other services provided to the Fund by the Adviser, and the estimated profitability of the Adviser’s relationship with the Fund, the Board of Trustees concluded that the level of investment advisory fees and the Adviser’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between the Fund and the Adviser. The Trustees considered the profitability of the Adviser both before and after the impact of the marketing-related expenses that the Adviser incurs out of its own resources in connection with its management of the Fund.

At the Special Board Meeting, the Trustees considered the fact that the fee rates payable to the Adviser would be the same under the Fund’s New Investment Advisory Agreement as they are under the Fund’s Current Investment Advisory Agreement. The Trustees also noted that the Fund’s applicable fee waiver/expense limitations agreements with the Adviser would remain in effect, if the New Investment Advisory Agreement is approved by shareholders and the Transaction is completed. With respect to anticipated profitability, the Trustees noted that it was too early to predict whether and to what extent the Transaction would affect the Adviser’s profitability with respect to the Fund, but noted that this matter would be given further consideration on an ongoing basis. Overall, the Trustees concluded that the fees to be paid under the New Investment Advisory Agreement are reasonable.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fee reflects possible economies of scale. While it was noted that the Fund’s investment advisory fee under the Current and New Investment Advisory Agreements will not decrease as the Fund’s assets grow because the Fund is not subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fee was appropriate in light of the projected size of the Fund and appropriately reflects the current economic environment for the Adviser and the competitive nature of the closed-end fund market. The Trustees then noted that they would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale and the appropriateness of the investment advisory fee payable to the Adviser with respect to the Fund, in the future, at which time the implementation of fee breakpoints on the Fund could be considered. The Trustees noted the past improvements made to the Adviser’s infrastructure and services provided to the Fund, which had been funded by the advisory fees received by the Adviser. Finally, the Trustees noted the Adviser’s statement that economies of scale could not be predicted in advance of the closing of the Transaction.

Benefits to the Adviser from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits derived by the Adviser from its relationship with the Fund are reasonable and fair and consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees also considered the terms of the Transaction and the financial benefits that it brings to the current parent company of the Adviser and noted that those financial benefits are available, in part, because of the involvement of the Adviser in the Transaction. The Trustees also noted that the Transaction is expected to place the Adviser on strong financial footing, enhancing its ability to provide continuous services to the Fund and that the Fund could benefit from the potential synergies and collaboration between the Adviser and Brookfield.

Other Considerations. In approving the New Investment Advisory Agreement, the Trustees determined that the Adviser has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders and that that commitment was expected to remain in place after the Transaction. The Trustees also concluded that the Adviser has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including the Operating Expense Limitation Agreement under which the Adviser has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Operating Expense Limitation Agreement. The Trustees observed that the waivers are subject to recoupment under the terms of the Operating Expense Limitation Agreement. The Adviser’s financial commitment to the Fund also included the payment of organizational, offering and distribution costs for the Fund when it was launched. The Board of Trustees also considered matters with respect to the brokerage practices of the Adviser, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Fund in order to consider the approval of the New Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Special Board Meeting, but also the information about the Fund and the Adviser that had been provided to them throughout the past year in connection with their regular Board meetings. In reaching their conclusion with respect to the approval of the New Investment Advisory Agreement and the level of fees paid under the New Investment Advisory Agreement, the Trustees did not identify any single factor as controlling, but, rather, the Board of Trustees took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by the Adviser to the Fund, and they found that these services continued to benefit the Fund and its shareholders and also reflected management’s overall commitment to the continued growth and development of the Fund.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the fund as a result of a transaction relating to the change in control, including any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the fund to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

Consistent with the conditions of Section 15(f), the Adviser and Brookfield have agreed that they will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Transaction. The Adviser has agreed to keep the current Operating Expense Limitation Agreement in place through September 30, 2027, and the Adviser and Brookfield have represented to the Board of Trustees that no unfair burden would be imposed on the Fund as a result of the Transaction. In addition, in order to comply with the requirement that at least 75% of the Fund’s Board must not be “interested persons” (as defined in the 1940 Act) of Brookfield or the Adviser, Clayton Triick has indicated that he will be resigning from the Board of Trustees before the closing of the Transaction.

Additional Information Regarding the Adviser

Angel Oak Capital Advisors, LLC, located at 3344 Peachtree Road NE, Suite 1725 Atlanta, Georgia 30326, currently serves as Adviser to the Fund pursuant to the Current Investment Advisory Agreement. As previously noted, the names and addresses of all parents of the Adviser and the basis of control of the Adviser and each parent by its immediate parent before and after the Transaction is set forth in Appendix B. Information regarding the Current Investment Advisory Agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to the Adviser, is provided in Appendix D. If the New Investment Advisory Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms.

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of the Adviser is set forth in Appendix E. A list of the Trustees and officers of the Fund who hold positions with the Adviser also is set forth in Appendix E.

The Adviser does not serve as an investment adviser to any other registered investment companies that have similar investment objectives and strategies to the Fund.

Vote Required for Proposal 1

For Proposal 1, the New Investment Advisory Agreement must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

PROPOSAL 2—APPROVAL OF AN ADJOURNMENT OF THE MEETING

Proposal 2 at the Meeting relates to any adjournment of the Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal 1 at the Meeting if there are not sufficient votes at the time of the Meeting to adopt Proposal 1 or to establish a quorum, which may occur because shareholders of the Fund may take longer than expected to submit their votes. In that scenario, the Board of Trustees believes that it would be prudent to adjourn the Meeting to allow more time to solicit votes to more fully reflect the collective will of the shareholders of the Fund. If Proposal 2 at the Meeting is not approved by shareholders, the Board of Trustees will be unable to adjourn the Meeting for the purpose of soliciting additional proxies in order to approve Proposal 1.

Vote Required for Proposal 2

For Proposal 2, any adjournment must be approved by the vote of a majority of the shares represented at the Meeting, either in person or by proxy.

BOARD RECOMMENDATION ON THE PROPOSALS AT THE MEETING

THE TrusteeS UNANIMOUSLY RECOMMEND THAT
SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1

THE TrusteeS UNANIMOUSLY RECOMMEND THAT
SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2

COMMUNICATIONS TO THE BOARD OF TRUSTEES

Shareholders of the Fund who wish to send communications to the Board of Trustees should send them c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

OTHER INFORMATION

Investment Adviser.  Angel Oak Capital Advisors, LLC, which has its principal office at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, serves as investment adviser to the Fund.

Custodian, Administrator and Transfer Agent.  U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator, fund accountant, transfer agent and dividend disbursing agent to the Fund. U.S. Bank, which has its principal office at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as the custodian to the Fund.

Independent Registered Public Accounting Firm.  Cohen & Company, Ltd., which has its principal office at 342 North Water Street, Suite 830, Milwaukee, WI 53202, serves as the Fund’s independent auditors.

Proxy Solicitation.  Solicitation of proxies is being made primarily by the mailing of the Notice and Proxy Statement with its enclosures. Shareholders of the Fund whose shares are held by intermediaries such as brokers can vote their proxies by contacting their respective intermediary. In addition to the solicitation of proxies by mail, employees of Angel Oak and its affiliates, Destra Capital Advisors LLC, which provides investor support services to the Fund, as well as dealers or their representatives may solicit proxies in person or by mail, telephone, electronic mail, facsimile or oral communication. The Fund has retained EQ Fund Solutions, LLC, a proxy solicitation firm, to assist with the solicitation and tabulation of proxies. The cost of EQ Fund Solutions, LLC’s services, including printing, mailing and proxy solicitation, is approximately between $53,332 and $100,146 and will be borne by the Adviser. The fees to be paid by the Adviser in connection with the proxy solicitation process will be paid by the Adviser from its own legitimate business profits and not by the Fund, and the Adviser will not seek any reimbursement for those fees and expenses that it will incur.

Householding.  Unless you have instructed the Fund otherwise, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share the same mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701 or call toll-free (855) 862-6092. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or the Fund.

Shareholder Proposals.  For nominations or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary and such other proposed business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required by the current By-Laws and shall be delivered to the Secretary at the principal executive office of the Fund, 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326, not earlier than the 150th day or later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders only (1) pursuant to the Fund’s notice of meeting (or any supplement thereto), (2) by or at the direction of the Board of Trustees or any committee thereof or (3) by any shareholder of the Fund who was a shareholder of record both at the time of giving of notice by the shareholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of any individual so nominated or on any such other business.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Fund Reports.  Copies of the Fund’s most recent annual report and semi-annual report are available upon request, at no charge, by writing to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, by calling (855) 862-6092, or by visiting the Fund’s website at https://angeloakcapital.com/investments/fins.

Shareholders should note that information and data provided in this Proxy Statement is current only as of the dates indicated.

A-1

APPENDIX A

SHAREHOLDERS OWNING MORE THAN 5% OF THE FUND

As of August 20, 2025, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of the Fund’s outstanding common shares, except as described in the following table. A “principal shareholder” is any person who owns, of record or beneficially, 5% or more of any class of the Fund. Shareholders holding greater than 25% interest in the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. This information is based on, among other sources, publicly available filings with the SEC.

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
The Bank of New York Mellon (1) 525 William Penn Place, Suite 153-0400 Pittsburgh, Pennsylvania 15259	Common	2,491,960	7.46%
Charles Schwab & Co., Inc. (1) 2423 E. Lincoln Drive Phoenix, Arizona 85016	Common	1,738,395	5.20%
Karpus Management, Inc. (2) 183 Sully’s Trail Pittsford, New York 14534	Common	5,513,520	16.50%
Morgan Stanley Smith Barney LLC (1) 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	Common	2,827,765	8.46%
The Northern Trust Company (1) 801 S. Canal Street Chicago, Illinois 60607	Common	4,744,957	14.20%
Raymond James & Associates, Inc. (1) 880 Carillon Parkway Saint Petersburg, Florida 33716	Common	2,003,726	6.00%
Sit Investment Associates, Inc. (3) 80 South Eighth Street, Suite 3300 Minneapolis, Minnesota 55402	Common	9,580,741	28.70%
UBS Financial Services Inc. (1) 1000 Harbor Boulevard Weehawken, New Jersey 07086	Common	3,537,873	10.59%
US Bank N.A. (1) 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212	Common	3,529,970	10.56%
Wells Fargo Clearing Services LLC (1) 2801 Market Street, H0006-09B St. Louis, Missouri 63103	Common	4,200,904	12.57%

(1)Based on information obtained from The Depository Trust Company as of August 20, 2025.

(2)Based on Schedule 13D filed with the SEC on July 16, 2025.

(3)Based on Schedule 13G/A filed with the SEC on June 5, 2025.

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APPENDIX B

CORPORATE STRUCTURE OF THE ADVISER

The following sets forth the name and business address of each parent of the Adviser, and the basis of each parent’s control of the Adviser as of August 20, 2025.

Angel Oak Asset Management Holdings, LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: 93.3% Ownership of the Adviser

Angel Oak Companies, LP
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: 100% Ownership of Angel Oak Asset Management Holdings, LLC

Michael Fierman
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: 46.29% Ownership of Angel Oak Companies, LP

Sreeniwas Prabhu
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: 46.29% Ownership of Angel Oak Companies, LP

The following sets forth, as of August 20, 2025, the name and business address of each expected parent of the Adviser, and the basis of each parent’s control of the Adviser, after the closing of the Transaction.

Angel Oak Asset Management Holdings, LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: 93.3% Ownership of the Adviser

Angel Oak Companies, LP
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: 100% Ownership of Angel Oak Asset Management Holdings, LLC

New AO GP LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: General Partner of Angel Oak Companies, LP

Angel Oak Companies, LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: 99% Ownership of Angel Oak Companies, LP

Brookfield AO Holdings LLC
250 Vesey Street, 15th Floor
New York, NY, 10281
Basis of Control: 50.1%-55% Ownership of Angel Oak Companies, LLC

B-2

Brookfield Asset Management Ltd.
Brookfield Place
250 Vesey Street, 15th Floor
New York, NY, 10281
Basis of Control: 100% Ownership of Brookfield AO Holdings LLC (through several wholly-owned subsidiaries)

Brookfield Corporation
250 Vesey Street, 15th Floor
New York, NY, 10281
Basis of Control: 73% Ownership of Brookfield Asset Management Ltd.

APPENDIX C

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

INVESTMENT ADVISORY AGREEMENT

with

ANGEL OAK CAPITAL ADVISORS, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the ____ day of _________, 2025, by and between Angel Oak Financial Strategies Income Term Trust, a Delaware statutory trust (hereinafter called the “Fund”) and Angel Oak Capital Advisors, LLC, a Delaware limited liability corporation (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Fund is a management investment company and will be registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”), prior to the commencement of operations; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Fund desires to retain the Adviser to render certain investment management and services pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services; and

WHEREAS, the Adviser may retain sub-advisers (the “Sub-Advisers”) to render portfolio management services to the Fund pursuant to Investment Sub-Advisory Agreements between the Adviser and each Sub-Adviser.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Fund hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services, including the oversight of the portfolio management services to be rendered by any Sub-Advisers and the purchase and sale of securities held in the portfolio of the Fund, with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Fund’s Board of Trustees (the “Board of Trustees” or “Trustees”).

2. DUTIES OF ADVISER

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s governing documents, including, without limitation, the Fund’s Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser may also manage and oversee delegated sub-advisory services to be rendered by the Sub-Advisers to the Fund and shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Fund may reasonably request; (vi) render to the Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board of Trustees may reasonably request; and (vii) subject to the authority of the Fund, shareholder approval and any applicable exemptive relief from the U.S. Securities and Exchange Commission under Section 15(a) and

Rule 18f-2 of the Investment Company Act, have full authority to retain Sub-Advisers to provide certain investment advisory services to the Fund noted herein, and may delegate certain of its duties hereunder to a Sub-Adviser and pay the Sub-Adviser a portion of the compensation received by the Adviser hereunder; provided, however, that the Adviser shall remain fully liable for all of its obligations under this Agreement.

(b) BROKERAGE. The Adviser shall be responsible for, but may delegate, decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Adviser may rely on a list of Adviser-approved brokers or dealers selected based on criteria, including: the broker’s integrity, ethics and trustworthiness regarding any relations and agreements with the Adviser and its clients; the broker’s ability to generate investment ideas that consistently lead to value creation for the Adviser’s clients; the broker’s speed and quality of trade execution to minimize market price impact and maximize value for the Adviser’s clients; the broker’s capability to provide services at the lowest possible cost to the Adviser’s clients; availability of and the Adviser’s direct access to broker research analysts and strategists; sufficient, competent broker personnel and support staff; the quality, depth and effectiveness of the broker’s investment research; the quality and effectiveness of trading ideas and their evaluation after-the-fact; the timely acknowledgement and correction of trade errors; the efficient clearance and settlement of trades; and the broker’s overall ability to provide best execution for the Adviser’s clients. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISER

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISER’S PERSONNEL

(a) The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

(b) As stated above, at its own expense, the Adviser may carry out any of its obligations under this Agreement by retaining, subject to the direction and control of the Board of Trustees, one or more Sub-Advisers.  The Adviser may with respect to the Fund: (i) evaluate, select, and recommend Sub-Advisers to manage all or a portion of the Fund’s assets; (ii) allocate and, when appropriate, reallocate the Fund’s assets among multiple Sub-Advisers; (iii) terminate any Fund Sub-Adviser; (iv) monitor and evaluate each Sub-Adviser’s performance; and (v) implement procedures reasonably designed to seek to ensure that Sub-Advisers comply with the Fund’s investment objective, policies, and restrictions.  Despite the Adviser’s ability to retain Sub-Advisers to perform certain duties set forth in Section 2 of this Agreement, the Adviser shall retain overall responsibility for the general management and investment of the Fund’s assets.

6. EXPENSES

(a) With respect to the operation of the Fund, the Adviser shall be responsible for: (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund; (ii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser; (iv) the fees of any Sub-Advisers; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees).  If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Fund, including without limitation the Fund’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; fees and expenses (including legal fees) of registering and maintaining registration of its shares for listing on the New York Stock Exchange or such other exchange on which the Fund’s shares may be listed; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing and reinvesting, share repurchases, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Fund pursuant to this Agreement, an annual management fee at a rate of [ ]% of the Fund’s average daily Managed Assets, as such term is defined herein. For purposes of calculating the management fee, “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities representing borrowings for investment purposes).

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH FUND’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Fund’s Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11. ADVISER’S LIABILITIES AND INDEMNIFICATION

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Fund or another third party for inclusion therein.

(b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Fund’s employment of the Adviser is not an exclusive arrangement. The Fund may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13 TERM

This Agreement shall become effective at the time it is executed, and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved at least annually by: (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

14. RIGHT TO USE NAME

The Adviser warrants that the Fund’s name is not deceptive or misleading and that the Adviser has rights to any distinctive names used by the Fund.  The Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Adviser.  The Fund may use the name connected with the Adviser or any name derived from or using the name of the Adviser only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect.  Within 60 days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such name or any other name connected with the Adviser.

15. TERMINATION; NO ASSIGNMENT

(a) This Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees: (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Fund, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Fund and communicated in writing to the Adviser.  Such written approval shall not be unreasonably withheld by the Fund and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Fund has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Fund’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Fund and/or the Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested by the Fund. The Fund may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the implementing regulations promulgated there under, the Fund is required to make certain certifications and has adopted disclosure controls and procedures. To the extent reasonably requested by the Fund, the Adviser agrees to use its best efforts to assist the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund’s disclosure controls and procedures. The Adviser agrees to inform the Fund of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST	ANGEL OAK CAPITAL ADVISORS, LLC

By:	By:
Name:	Name:
Title:	Title:

D-1

APPENDIX D

INFORMATION REGARDING THE INVESTMENT MANAGEMENT
AGREEMENTS AND FEES PAID TO THE ADVISER

Fund	Date Last Submitted for Shareholder Approval	Management Fees	Expense Limits	Management Fees Paid to Adviser (for the fiscal year ended 1/31/25)	Management Fees Waived By and Reimbursements From Adviser (for the fiscal year ended 1/31/25)

Angel Oak Financial Strategies Income Term Trust	3/27/2019[1]	1.35%[2]	0.25%[3]	$6,574,264	$172,070[4]

1The Current Advisory Agreement is dated April 26, 2019.

2The Adviser receives a fee at an annual rate of 1.35% of the average daily value of the Fund’s Managed Assets. Managed Assets includes total assets (including any assets attributable to borrowing for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). Because the Fund utilizes leverage, the Management Fee reported in the Summary of fees and expenses table in the Fund’s latest Form N-CSR as a percentage of net assets attributable to common shares is higher than if the Fund did not utilize leverage.

3The Adviser has also contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any management fees, front-end sales loads, taxes, interest expenses, dividend and interest expenses related to short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, any transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, litigation and potential litigation expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to limit the Fund’s Total Annual Fund Operating Expenses to 0.25% of the Fund’s Managed Assets (the “Expense Limit”) through May 31, 2026 (the “Limitation Period”). The Expense Limit may be eliminated at any time by the Board of Trustees, on behalf of the Fund, upon 60 days’ written notice to the Adviser. Prior to the end of the Limitation Period, the Expense Limit may not be terminated by the Adviser without the consent of the Board of Trustees. The Expense Limit is subject to repayment by the Fund within 36 months following the month in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limit described above or the expense limitation in effect at the time of the reimbursement (whichever is lower). It is currently anticipated that the Adviser will extend the Limitation Period through September 30, 2027, if the New Investment Advisory Agreement is approved by shareholders and the Transaction closes on or before September 30, 2025. Additionally, the Adviser has voluntarily agreed to waive 0.35% of the management fee paid by the Fund, resulting in a management fee of 1.00% beginning on June 1, 2025 through November 30, 2025.

4For the fiscal year ended January 31, 2025, the Adviser waived $182,730 in Management Fees. During the same period, the Adviser also recouped $10,660 in previously waived Management Fees which were eligible for recoupment under the terms of the Operating Expense Limitation Agreement, resulting a net waiver of $172,070.

E-1

APPENDIX E

MANAGERS AND OFFICERS OF THE INVESTMENT ADVISER

The following sets forth the name and business address of each manager and principal executive officer of Angel Oak Capital Advisors, LLC as of August 20, 2025.

Sreeniwas Prabhu
Managing Partner, Co-CEO, & Group Chief Investment Officer
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326

Michael Fierman
Managing Partner & Co-CEO
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326

The following sets forth the name and business address of each Trustee and officer of the Fund who holds a position with the Adviser as of August 20, 2025.

Cheryl Pate
Trustee
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
Position with the Adviser: Senior Portfolio Manager

Clayton Triick
Trustee
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
Position with the Adviser: Head of Portfolio Management, Public Strategies

Adam Langley
President of the Trust
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
Position with the Adviser: Chief Operating Officer

Michael Colombo
Secretary of the Trust
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
Position with the Adviser: Chief Risk Officer

Nilesh Likhite
Treasurer of the Trust
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
Position with the Adviser: Fund Controller

Chase Eldredge
Chief Compliance Officer of the Trust
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
Position with the Adviser: Chief Compliance Officer

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

WHITE PROXY CARD

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial (888) 227-9349 toll-free to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free (800) 581-3783 Monday through Friday 9 a.m. to 10 p.m. Eastern

CONTROL NUMBER	123456789101

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON September 26, 2025

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Michael Colombo, the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at a Special Meeting of Shareholders (the “Meeting”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”) to be held at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”), located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, on September 26, 2025 at 4:00 p.m., Eastern Time, and at any and all adjournments or postponements thereof, all shares of beneficial interest of the Fund, on the proposals set forth below and any other matters properly brought before the Meeting.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. If this proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (800) 581-3783. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on September 26, 2025. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/angeloak/docs/fins2025.pdf

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

Your signature is required for your vote to be counted. The signer(s) acknowledge(s) receipt of the Notice of Meeting and Proxy Statement. Your signature(s) should be exactly as your name(s) appear(s) on this WHITE Proxy Card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

WHITE PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals below have been proposed by the Board of Trustees.

The proxy will be voted as specified below. If the proxy is executed, but with respect to proposals where no specification is made, this proxy will be voted in favor of the proposals and in the discretion of the above-named proxy as to any other matter that may have properly come before the Special Meeting or any adjournment or postponement thereof. Please indicate by filling the appropriate circle below:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2 BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S):		FOR	AGAINST	ABSTAIN
1.	To approve of the New Investment Advisory Agreement between the Fund and the Adviser	○	○	○

		FOR	AGAINST	ABSTAIN
2.	To approve any adjournments of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve or establish a quorum	○	○	○

3.	To transact any other business that may properly come before the Special Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

Your vote is important. If you are unable to attend the Special Meeting, we urge you to complete, sign, date and return this WHITE Proxy Card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Special Meeting.

THANK YOU FOR VOTING